================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 21, 2000

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     1-10959                 33-0475989
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

      15326 Alton Parkway Irvine, California              92618
     (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code:  (949) 789-1600


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

We intend to file a shelf registration statement on Form S-3 registering $350 million of our debt securities, preferred stock, common stock and warrants. The debt securities to be offered from time to time under the shelf registration statement may be guaranteed by our direct and indirect wholly owned subsidiaries. As a result, Rule 3-10 (f) of Regulation S-X promulgated under the Securities Exchange Act of 1934 requires that condensed consolidating financial information with respect to the guaranteeing and non-guaranteeing subsidiaries be included in our financial statements. We have added this financial information as footnote 15 to our financial statement as set forth below. These financial statements will be incorporated by reference in our shelf registration statement and are set forth herein for that purpose.

                   Report of Independent Public Accountants

To the Stockholders and Board of Directors of Standard Pacific Corp.:

   We have audited the accompanying consolidated balance sheets of STANDARD PACIFIC CORP. (a Delaware corporation) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standard Pacific Corp. and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          /s/Arthur Andersen LLP

Orange County,
California
January 21, 2000
 (except with respect
 to the matter
 discussed in Note 15,
 as to which the date
 is December 21, 2000)

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                (Dollars in thousands, except per share amounts)

                           Nine Months Ended
                             September 30,           Year Ended December 31,
                         ----------------------  ----------------------------------
                            2000        1999        1999        1998        1997
                         ----------  ----------  ----------  ----------  ----------
                              (Unaudited)
Homebuilding:
 Revenues............... $  817,813  $  820,748  $1,198,831  $  759,612  $  584,571
 Cost of sales..........    658,803     674,889     986,793     618,448     490,876
                         ----------  ----------  ----------  ----------  ----------
   Gross margin.........    159,010     145,859     212,038     141,164      93,695
                         ----------  ----------  ----------  ----------  ----------
 Selling, general and
  administrative
  expenses..............     68,079      69,927      99,971      61,691      52,141
 Income from
  unconsolidated joint
  ventures..............     11,537       5,148       6,201       4,158       3,787
 Interest expense.......      2,502       1,027       1,519       1,168       4,981
 Amortization of excess
  of cost over net
  assets acquired.......      1,514       1,484       1,979       1,312         245
 Other income
  (expense).............        157          84        (712)        168         822
                         ----------  ----------  ----------  ----------  ----------
   Homebuilding pretax
    income..............     98,609      78,653     114,058      81,319      40,937
                         ----------  ----------  ----------  ----------  ----------
Financial Services:
 Revenues...............      1,769       1,616       2,257       1,403         171
 Income from
  unconsolidated joint
  venture...............        515         575         783         --          --
 Other income...........        205          43         105         --          --
 Expenses...............      2,872       2,253       3,140       1,828          62
                         ----------  ----------  ----------  ----------  ----------
   Financial services
    pretax income
    (loss)..............       (383)        (19)          5        (425)        109
                         ----------  ----------  ----------  ----------  ----------
Income from continuing
 operations before
 income taxes and
 extraordinary charge...     98,226      78,634     114,063      80,894      41,046
Provision for income
 taxes..................    (39,126)    (32,343)    (46,492)    (33,490)    (17,070)
                         ----------  ----------  ----------  ----------  ----------
Income from continuing
 operations before
 extraordinary charge...     59,100      46,291      67,571      47,404      23,976
Income (loss) from
 discontinued
 operations, net of
 income taxes of
 $0, $114, $114, $111
 and $(1,034),
 respectively...........        --         (159)      (159)       (199)          48
Gain on disposal of
 discontinued
 operations, net of
 income taxes of
 $(425) in 1999 and
 $(51) in 1997..........        --          618         618         --        3,302
Extraordinary charge
 from early
 extinguishment of debt,
 net of income taxes of
 $904 in 1998...........        --          --          --      (1,328)         --
                         ----------  ----------  ----------  ----------  ----------
Net Income.............. $   59,100   $  46,750  $   68,030  $   45,877  $   27,326
                         ==========  ==========  ==========  ==========  ==========
Basic Net Income Per
 Share:
 Income per share from
  continuing
  operations............ $     2.04  $     1.56  $     2.28  $     1.59  $     0.82
 Income (loss) per
  share from
  discontinued
  operations............        --        (0.01)      (0.01)      (0.01)       0.00
 Gain per share on
  disposal of
  discontinued
  operations............        --         0.02        0.02         --         0.11
 Extraordinary charge
  per share from early
  extinguishment of
  debt..................        --          --          --        (0.04)        --
                         ----------  ----------  ----------  ----------  ----------
 Net Income Per Share... $     2.04  $     1.57  $     2.29  $     1.54  $     0.93
                         ==========  ==========  ==========  ==========  ==========
 Weighted average
  common shares
  outstanding........... 28,978,815  29,648,808  29,597,669  29,714,431  29,504,477
                         ==========  ==========  ==========  ==========  ==========
Diluted Net Income Per
 Share:
 Income per share from
  continuing
  operations............ $     2.03  $     1.55  $     2.27  $     1.58  $     0.81
 Income (loss) per
  share from
  discontinued
  operations............        --        (0.01)      (0.01)      (0.01)       0.00
 Gain per share on
  disposal of
  discontinued
  operations............        --         0.02        0.02         --         0.11
 Extraordinary charge
  per share from early
  extinguishment of
  debt..................        --          --          --        (0.04)        --
                         ----------  ----------  ----------  ----------  ----------
 Net Income Per Share... $     2.03  $     1.56  $     2.28  $     1.53  $     0.92
                         ==========  ==========  ==========  ==========  ==========
 Weighted average
  common and diluted
  shares outstanding.... 29,145,438  29,880,122  29,795,263  30,050,078  29,807,702
                         ==========  ==========  ==========  ==========  ==========

 The accompanying notes are an integral part of these consolidated statements.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands, except per share amounts)

                                                September 30,   December 31,
                                                ------------- -----------------
                                                    2000        1999     1998
                                                ------------- -------- --------
                                                 (Unaudited)
                    ASSETS
Homebuilding:
  Cash and equivalents.........................  $    2,324   $  2,865 $ 13,413
  Other notes and accounts receivable, net.....      24,200     10,489   25,279
  Mortgage notes receivable and accrued
   interest....................................       1,350      4,530    5,061
  Inventories..................................     906,705    699,489  713,446
  Investments in and advances to unconsolidated
   joint ventures..............................      98,672     49,116   38,405
  Property and equipment, net..................       4,917      2,656    3,512
  Deferred income taxes........................      13,816     12,738   10,784
  Other assets.................................      15,026     13,350    8,210
  Excess of cost over net assets acquired,
   net.........................................      17,436     15,315   17,293
                                                 ----------   -------- --------
                                                  1,084,446    810,548  835,403
                                                 ----------   -------- --------
Financial Services:
  Cash and equivalents.........................         558        313    1,651
  Mortgage loans held for sale.................      21,482     17,554   19,341
  Other assets.................................         876      1,553    1,920
                                                 ----------   -------- --------
                                                     22,916     19,420   22,912
                                                 ----------   -------- --------
Net assets of discontinued operations..........         --         --     8,047
                                                 ----------   -------- --------
    Total Assets...............................  $1,107,362   $829,968 $866,362
                                                 ==========   ======== ========
     LIABILITIES AND STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable.............................     $60,238   $ 42,344 $ 22,015
  Accrued liabilities..........................      83,623     69,437   63,777
  Revolving credit facility....................      76,800     23,000  204,900
  Trust deed notes payable.....................         349      3,531   21,187
  Senior notes payable.........................     423,929    298,847  218,382
                                                 ----------   -------- --------
                                                    644,939    437,159  530,261
                                                 ----------   -------- --------
Financial Services:
  Accounts payable and other liabilities.......         350        620      596
  Mortgage warehouse line of credit............      16,659     10,304   10,826
                                                 ----------   -------- --------
                                                     17,009     10,924   11,422
                                                 ----------   -------- --------
Stockholders' Equity:
  Preferred stock, $.01 par value; 10,000,000
   shares authorized; none issued..............         --         --       --
  Common stock, $.01 par value; 100,000,000
   shares authorized; 29,924,053, 29,208,680
   and 29,629,480 shares outstanding at
   September 30, 2000, December 31, 1999 and
   1998, respectively..........................         299        292      296
  Paid-in capital..............................     290,053    278,701  283,598
  Retained earnings............................     155,062    102,892   40,785
                                                 ----------   -------- --------
  Total stockholders' equity...................     445,414    381,885  324,679
                                                 ----------   -------- --------
    Total Liabilities and Stockholders'
     Equity....................................  $1,107,362   $829,968 $866,362
                                                 ==========   ======== ========

   The accompanying notes are an integral part of these consolidated balance sheets.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                (Dollars in thousands, except per share amounts)

                                                      Common
   Years Ended December 31, 1997, 1998    Number of   Stock            Retained
 and 1999 and for the Nine Months Ended     Common     Par   Paid-In   Earnings
           September 30, 2000               Shares    Value  Capital   (Deficit)
 --------------------------------------   ----------  ------ --------  ---------
 Balance, December 31, 1996.............  29,629,981   $296  $283,331  $(23,238)
 Exercise of stock options and related
  income tax benefit....................     292,100      3     2,315       --
 Repurchase of common shares............    (284,800)    (3)   (2,121)      --
 Cash dividends declared ($0.14 per
  share)................................         --     --        --     (4,131)
 Net income.............................         --     --        --     27,326
                                          ----------   ----  --------  --------
 Balance, December 31, 1997.............  29,637,281    296   283,525       (43)
 Exercise of stock options and related
  income tax benefit....................     131,500      1     1,383       --
 Repurchase of common shares............    (139,301)    (1)   (1,310)      --
 Cash dividends declared ($0.17 per
  share)................................         --     --        --     (5,049)
 Net income.............................         --     --        --     45,877
                                          ----------   ----  --------  --------
 Balance, December 31, 1998.............  29,629,480    296   283,598    40,785
 Exercise of stock options and related
  income tax benefit....................      33,000      1       321       --
 Repurchase of common shares............    (453,800)    (5)   (5,218)      --
 Cash dividends declared ($0.20 per
  share)................................         --     --        --     (5,923)
 Net income.............................         --     --        --     68,030
                                          ----------   ----  --------  --------
 Balance, December 31, 1999.............  29,208,680    292   278,701   102,892
                                          ----------   ----  --------  --------
 Exercise of stock options and related
  income tax benefit....................      81,375      1       954       --
 Issuance of common shares in connection
  with acquisition......................   1,159,398     11    15,781       --
 Repurchase of common shares............    (525,400)    (5)   (5,383)      --
 Cash dividends declared ($0.24 per
  share)................................         --     --        --     (6,930)
 Net income.............................         --     --        --     59,100
                                          ----------   ----  --------  --------
 Balance, September 30, 2000
  (Unaudited)...........................  29,924,053   $299  $290,053  $155,062
                                          ==========   ====  ========  ========



 The accompanying notes are an integral part of these consolidated statements.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                             (Dollars in thousands)

                           Nine Months Ended
                             September 30,        Year Ended December 31,
                           ------------------  -------------------------------
                             2000      1999      1999        1998       1997
                           ---------  -------  ---------  ----------  --------
                              (Unaudited)
Cash Flows from Operating
 Activities:
  Net income.............. $  59,100  $46,750  $  68,030  $   45,877  $ 27,326
  Adjustments to reconcile
   net income to net cash
   provided by (used in)
   operating activities of
   continuing operations:
    Discontinued
     operations...........       --       159        159         199       (48)
    Gain on disposal of
     discontinued
     operations...........       --      (618)      (618)        --     (3,302)
    Extraordinary charge
     from early
     extinguishment of
     debt.................       --       --         --        1,328       --
    Income from
     unconsolidated joint
     ventures.............   (11,537)  (5,148)    (6,201)     (4,158)   (3,787)
    Loss on disposal of
     property and
     equipment............       --       --         620         --        --
    Depreciation and
     amortization.........     1,110      913      1,238         918       586
    Amortization of excess
     of cost over net
     assets acquired......     1,514    1,484      1,979       1,312       245
    Changes in cash and
     equivalents due to:
      Receivables and
       accrued interest...   (14,087)  25,199     17,108     (26,087)   (1,804)
      Inventories.........  (130,286) (56,932)    14,059    (193,242)     (615)
      Deferred income
       taxes..............       285   (1,867)    (1,954)      1,833     4,345
      Other assets........     1,483    2,567     (3,023)       (703)    4,555
      Accounts payable....    13,778   11,812     20,329       2,883     6,796
      Accrued
       liabilities........     8,012    1,914      5,468      30,624    14,287
                           ---------  -------  ---------  ----------  --------
  Net cash provided by
   (used in) operating
   activities of
   continuing operations..  (70,628)   26,233    117,194   (139,216)    48,584
                           ---------  -------  ---------  ----------  --------
Cash Flows from Investing
 Activities:
  Cash paid for
   acquisitions...........   (44,550)     --         --      (59,279)  (65,842)
  Investments in and
   advances to
   unconsolidated joint
   ventures...............   (98,662) (29,914)   (44,095)    (16,651)  (22,598)
  Distributions and
   reimbursements from
   unconsolidated joint
   ventures...............    47,906   28,546     39,585       8,621     1,053
  Net additions to
   property and
   equipment..............    (2,894)    (796)    (1,002)     (1,439)   (1,264)
  Sales of investment
   securities.............       --       --         --          --      5,329
  Proceeds from the sale
   of discontinued
   operations.............       --     8,798      8,798       1,087     8,379
                           ---------  -------  ---------  ----------  --------
  Net cash provided by
   (used in) investing
   activities.............   (98,200)   6,634      3,286     (67,661)  (74,943)
                           ---------  -------  ---------  ----------  --------
Cash Flows from Financing
 Activities:
  Net proceeds from
   (payments on) revolving
   credit facility........    53,800  (94,200)  (181,900)    185,900   (38,300)
  Net proceeds from
   (payments on) mortgage
   warehouse line of
   credit.................     6,355   (6,436)      (522)     10,826       --
  Proceeds from the
   issuance of senior
   notes payable..........   123,125   98,250     98,250      97,571    96,931
  Principal payments on
   senior notes and trust
   deed notes payable.....    (3,182) (37,256)   (37,293)    (75,148)  (27,707)
  Dividends paid..........    (6,932)  (4,447)    (5,923)     (5,049)   (4,131)
  Repurchase of common
   shares.................    (5,386)    (267)    (5,223)     (1,311)   (2,124)
  Proceeds from exercise
   of stock options.......       752      215        245         771     1,705
                           ---------  -------  ---------  ----------  --------
  Net cash provided by
   (used in) financing
   activities.............   168,532  (44,141)  (132,366)    213,560    26,374
                           ---------  -------  ---------  ----------  --------
  Net change in cash from
   discontinued
   operations.............       --   (38,130)   (38,130)     (6,826)   37,088
                           ---------  -------  ---------  ----------  --------
  Net increase (decrease)
   in cash and
   equivalents............      (296) (49,404)   (50,016)       (143)   37,103
  Cash and equivalents at
   beginning of period....     3,178   53,194     53,194      53,337    16,234
                           ---------  -------  ---------  ----------  --------
  Cash and equivalents at
   end of period.......... $   2,882  $ 3,790  $   3,178  $   53,194  $ 53,337
                           =========  =======  =========  ==========  ========

 The accompanying notes are an integral part of these consolidated statements.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                             (Dollars in thousands)

                                          Nine Months
                                             Ended
                                         September 30,  Year Ended December 31,
                                        --------------- -----------------------
                                         2000    1999    1999    1998    1997
                                        ------- ------- ------- ------- -------
                                          (Unaudited)
Summary of Cash Balances:
  Continuing operations................ $ 2,882 $ 3,790 $ 3,178 $15,064 $ 8,381
  Discontinued operations..............     --      --      --   38,130  44,956
                                        ------- ------- ------- ------- -------
                                        $ 2,882 $ 3,790 $ 3,178 $53,194 $53,337
                                        ======= ======= ======= ======= =======
Supplemental Disclosures of Cash Flow
 Information:
  Cash paid during the year for:
    Interest--continuing operations.... $23,481 $22,087 $32,248 $24,995 $17,698
    Income taxes.......................  37,780  41,629  54,699  19,890  15,500
Supplemental Disclosures of Noncash
 Activities:
  Land acquisitions financed by
   purchase money trust deeds.......... $   --  $   --  $   --  $18,670 $19,214
  Issuance of common stock in
   connection with acquisition.........  15,792     --      --      --      --
  Inventory received as a distribution
   from an unconsolidated joint
   venture.............................  12,737     --      --      --      --
  Expenses capitalized in connection
   with the issuance of 8 1/2% senior
   notes due 2007......................     --      --      --      --    2,377
  Expenses capitalized in connection
   with the issuance of 8% senior notes
   due 2008............................     --      --      --    1,750     --
  Expenses capitalized in connection
   with the issuance of 8 1/2% senior
   notes due 2009......................     --    1,750   1,750     --      --
  Expenses capitalized in connection
   with the issuance of the 9 1/2%
   senior notes due 2010...............   1,875     --      --      --      --
  Income tax benefit credited in
   connection with shares of common
   stock issued pursuant to stock
   options exercised...................     202      68      77     613     613



 The accompanying notes are an integral part of these consolidated statements.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Company Organization and Operations

   Standard Pacific Corp., a Delaware corporation, operates primarily as a geographically diversified builder of single-family homes for use as primary residences with operations throughout the major metropolitan markets in California, Texas and Arizona. Unless the context otherwise requires, the terms "we", "us" and "our" refer to Standard Pacific Corp. and its subsidiaries.

   In 1998, Family Lending Services, Inc. ("Family Lending"), our wholly-owned mortgage banking subsidiary, began offering financing primarily to our California homebuyers. Additionally, we offer mortgage loans to our Arizona and Texas homebuyers through SPH Mortgage, a mortgage banking joint venture with Wells Fargo Bank (formerly Norwest Mortgage). In 1999, through a newly-formed subsidiary, SPH Title, Inc., we began serving as a title insurance agent in Texas offering title examination services to our Texas homebuyers.

   For the year ended December 31, 1999, approximately 64 percent, 13 percent and 23 percent of home deliveries (including the unconsolidated joint ventures) were from California, Texas and Arizona, respectively. There have been periods of time in California where economic growth has slowed and the average sales price of homes in certain areas in California in which we do business have declined. There can be no assurance that home sales prices will not decline in the future.

2. Summary of Significant Accounting Policies

 a. Basis of Presentation

   The consolidated financial statements include the accounts of Standard Pacific Corp. and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Investments in unconsolidated joint ventures in which we have less than a controlling interest are accounted for using the equity method.

 b. Use of Estimates in the Preparation of Financial Statements

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 c. Segment Reporting

   Effective December 31, 1998, we adopted Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information" (FAS 131). Under the provisions of FAS 131, our operating segments consist of homebuilding and mortgage banking. These two segments are segregated in the accompanying consolidated financial statements under "Homebuilding" and "Financial Services," respectively.

 d. Cash and Equivalents

   For purposes of the consolidated statements of cash flows, cash and equivalents include cash on hand, demand deposits, and all highly liquid short-term investments, including interest bearing securities purchased with a remaining maturity of three months or less.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

 e. Mortgage Loans Held for Sale

   Mortgage loans held for sale are reported at the lower of cost or market on an aggregate basis. We estimate the market value of our loans held for sale based on quoted market prices for similar loans. Loan origination fees, net of the related direct origination costs, and loan discount points are deferred as an adjustment to the carrying value of the related mortgage loans held for sale and are recognized into income upon the sale of mortgage loans.

 f. Real Estate Inventories

   We capitalize direct carrying costs, including interest, property taxes and related development costs to real estate under development. Field construction supervision and related direct overhead are also included in the capitalized cost of real estate inventories. General and administrative costs are expensed as incurred.

   We assess the recoverability of real estate inventories in accordance with the provisions of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed Of" (FAS 121). FAS 121 requires long-lived assets, including real estate inventories, that are expected to be held and used in operations to be carried at the lower of cost or, if impaired, the fair value of the asset, rather than its net realizable value. Long-lived assets to be disposed of should be reported at the lower of carrying amount or fair value less cost to sell.

 g. Capitalization of Interest

   We follow the practice of capitalizing interest to real estate inventories during the period of development in accordance with Financial Accounting Standards No. 34, "Capitalization of Interest Cost." Interest capitalized as a cost of real estate under development is included in cost of sales as related units are sold. The following is a summary of interest capitalized and expensed from continuing operations for the following periods:

                                      Nine Months Ended
                                        September 30,   Year Ended December 31,
                                      ----------------- -----------------------
                                        2000     1999    1999    1998    1997
                                      -------- -------- ------- ------- -------
                                         (Unaudited)
                                               (Dollars in thousands)
Total interest incurred during the
 year................................ $ 27,640 $ 26,490 $35,151 $29,010 $17,026
Less: Interest capitalized as a cost
 of real estate under development....   25,138   25,463  33,632  27,842  12,045
                                      -------- -------- ------- ------- -------
Interest expense..................... $  2,502 $  1,027 $ 1,519 $ 1,168 $ 4,981
                                      ======== ======== ======= ======= =======
Interest previously capitalized as a
 cost of real estate under
 development, included in cost of
 sales............................... $ 19,480 $ 19,133 $27,401 $26,399 $23,475
                                      ======== ======== ======= ======= =======
Capitalized interest in ending
 inventories......................... $ 27,044 $ 21,485 $21,386 $15,155 $13,712
                                      ======== ======== ======= ======= =======

 h. Property and Equipment

   Property and equipment is recorded at cost, net of accumulated depreciation and amortization of $5,477,000 and $4,204,000 as of December 31, 1999 and 1998, respectively. Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets which typically ranges between 3 and 10 years.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

 i. Income Taxes

   We account for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." This statement requires a liability approach for measuring deferred taxes based on temporary differences between the financial statement and tax bases of assets and liabilities existing at each balance sheet date using enacted tax rates for years in which taxes are expected to be paid or recovered.

 j. Excess of Cost Over Net Assets Acquired

   The excess amount paid for business acquisitions over the net fair value of assets acquired and liabilities assumed has been capitalized in the accompanying consolidated balance sheets and is being amortized on a straight-line basis over periods ranging from 7 to 12 years. Accumulated amortization was $3,535,000 and $1,557,000 as of December 31, 1999 and 1998, respectively. (See Note 4)

 k. Revenue Recognition

   Revenues of residential housing are recorded after construction is completed, required down payments are received and title passes.

   We recognize loan origination fees and expenses, and gains and losses on loans when the related mortgage loans are sold. Our current policy is to sell all mortgage loans originated. Mortgage loan interest is accrued only so long as it is deemed collectible.

 l. Warranty Costs

   Estimated future warranty costs are charged to cost of sales in the period when the revenues from home closings are recognized.

 m. Net Income Per Share

   We compute net income per share in accordance with Statement of Financial Accounting Standards No. 128 "Earnings per Share" (FAS 128). This statement requires the presentation of both basic and diluted net income per share for financial statement purposes. Basic net income per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding. Diluted net income per share includes the effect of the potential shares outstanding, including dilutive stock options using the treasury stock method. The table set forth below reconciles the components of the basic net income per share calculation to diluted net income per share.

                                  For the Nine Months Ended September 30,
                          -------------------------------------------------------
                                       2000                        1999
                          ------------------------------ ------------------------
                          Income    Shares       EPS     Income    Shares    EPS
                          ------- ---------- ----------- ------- ---------- -----
                                             (Unaudited)
                             (Dollars in thousands, except per share amounts)
Basic Net Income Per
 Share:
 Income available to
  common stockholders
  from continuing
  operations............  $59,100 28,978,815    $2.04    $46,291 29,648,808 $1.56
Effect of dilutive stock
 options................      --     166,623                 --     231,314
                          ------- ----------             ------- ----------
Diluted net income per
 share from continuing
 operations.............  $59,100 29,145,438    $2.03    $46,291 29,880,122 $1.55
                          ======= ==========    =====    ======= ========== =====

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                                                   Year Ended December 31,
                          --------------------------------------------------------------------------
                                    1999                     1998                     1997
                          ------------------------ ------------------------ ------------------------
                          Income    Shares    EPS  Income    Shares    EPS  Income    Shares    EPS
                          ------- ---------- ----- ------- ---------- ----- ------- ---------- -----
                                       (Dollars in thousands, except per share amounts)
Basic Net Income Per
 Share:
 Income available to
  common stockholders
  from continuing
  operations before
  extraordinary charge..  $67,571 29,597,669 $2.28 $47,404 29,714,431 $1.59 $23,976 29,504,477 $0.82
Effect of dilutive stock
 options................      --     197,594           --     335,647           --     303,225
                          ------- ----------       ------- ----------       ------- ----------
Diluted income per share
 from
 continuing operations
 before extraordinary
 charge.................  $67,571 29,795,263 $2.27 $47,404 30,050,078 $1.58 $23,976 29,807,702 $0.81
                          ======= ========== ===== ======= ========== ===== ======= ========== =====

 n. Comprehensive Income

   We adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130), during 1998. FAS 130 requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of its balance sheet. We had no items of other comprehensive income in any period presented in the accompanying consolidated financial statements.

 o. Recent Accounting Pronouncement

   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). Under the provisions of FAS 133, we will be required to recognize all derivatives as either assets or liabilities in the consolidated balance sheets and measure these instruments at fair value. We are required to adopt FAS 133 effective January 1, 2001. We have not yet quantified the impact of adopting FAS 133.

 p. Reclassifications

   Certain items in prior period financial statements have been reclassified to conform with current year presentation.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

3. Investments in Unconsolidated Joint Ventures

   Summarized financial information related to our joint ventures accounted for under the equity method are as follows:

                                                              At December 31,
                                                             -----------------
                                                               1999     1998
                                                             -------- --------
                                                                (Dollars in
                                                                thousands)
   Assets:
     Cash................................................... $  7,478 $  8,450
     Trust deed notes receivable............................      --    37,856
     Real estate in process of development and completed
      model homes...........................................  278,068  175,830
     Other assets...........................................   22,950      596
                                                             -------- --------
                                                             $308,496 $222,732
                                                             ======== ========
   Liabilities and Equity:
     Accounts payable and accrued expenses.................. $ 39,704 $ 33,007
     Construction loans and trust deed notes payable........  144,370   78,747
     General obligation assessment bonds....................   44,928   31,539
     Equity.................................................   79,494   79,439
                                                             -------- --------
                                                             $308,496 $222,732
                                                             ======== ========

   Our share of equity shown above was approximately $36.1 million and $36.9 million at December 31, 1999 and 1998, respectively.

                                                        Year Ended December 31,
                                                        -----------------------
                                                         1999    1998    1997
                                                        ------- ------- -------
                                                        (Dollars in thousands)
   Revenues............................................ $43,642 $54,219 $24,427
   Cost of revenues....................................  33,101  41,588  17,591
                                                        ------- ------- -------
   Net earnings of joint ventures...................... $10,541 $12,631 $ 6,836
                                                        ======= ======= =======

   Our share of earnings in the joint ventures detailed above varies, but in no case is our share of earnings greater than 50 percent.

   In addition, there are some joint ventures to which we are a party whose sole purpose is to develop finished lots for sale to the joint venture's partners. We and our partners then purchase the lots from the joint venture to construct homes thereon. We do not anticipate recording any income or loss from these joint ventures as the related lots will be sold to us and other partners at cost.

4. Acquisitions

   On August 31, 1998, we acquired a portion of the assets of Shea Homes' Phoenix, Arizona single-family homebuilding operation (which had recently been acquired from UDC Homes, Inc.) for approximately $59 million in cash. The acquisition was financed under our unsecured revolving credit facility. At closing, we purchased or assumed the rights to acquire over 2,000 single-family lots located in 13 communities in the Phoenix Metropolitan area, of which seven communities were active subdivisions, and acquired a backlog of 400 presold homes. In addition, we retained UDC's Arizona senior management team and many of the existing staff.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

   On September 30, 1997, we acquired all of the outstanding common stock of Duc Development Company ("Duc"), a privately held Northern California homebuilding company, for approximately $16 million. In connection with this acquisition, we acquired certain other real estate assets related to Duc's operations for approximately $55 million in cash and the assumption of approximately $8 million of debt.

   Both acquisitions have been accounted for using the purchase method of accounting, and accordingly, the purchase price has been allocated to the net assets acquired based upon their estimated fair market values as of the date of acquisition. The excess of the purchase price over the estimated fair value of net assets acquired totaled approximately $12 million and $6.85 million for the Arizona and Northern California acquisitions, respectively. The excess purchase price has been recorded as excess of cost over net assets acquired in the accompanying consolidated balance sheets and is being amortized on a straight-line basis over periods ranging from 7 to 12 years.

5. Revolving Credit Facility and Trust Deed Notes Payable

 a. Revolving Credit Facility

   In August 1999, we amended our unsecured revolving credit facility (the "Facility") with our bank group to, among other things, increase the commitment to $450 million, extend the maturity date to July 31, 2003 and revise certain financial and other covenants. The Facility contains covenants which require, among other things, the maintenance of certain amounts of tangible stockholders' equity, limitations on leverage, and minimum interest coverage, as defined. The Facility also contains a borrowing base provision which may limit the amount we may borrow under the credit facility. At December 31, 1999, we had borrowings of $23 million outstanding under this Facility. Additionally, we had approximately $12 million in letters of credit outstanding at December 31, 1999. Interest rates charged under this Facility include LIBOR and prime rate pricing options. In addition, there are fees charged on the commitment and unused portion of the Facility, as defined.

   As of December 31, 1999, and throughout the year, we were in compliance with the covenants of the Facility.

 b. Trust Deed Notes Payable

   At December 31, 1999 and 1998, trust deed notes payable primarily consisted of trust deeds on land purchases. At December 31, 1999, the weighted average interest rate on these trust deeds was approximately 6.2 percent.

 c. Borrowings and Maturities

   The following summarizes the borrowings outstanding under the unsecured revolving credit facility (excluding senior notes--see Note 6) and trust deed notes payable during the three years ended December 31:

                                                     1999      1998     1997
                                                   --------  --------  -------
                                                    (Dollars in thousands)
   Maximum borrowings outstanding during the year
    at month end.................................  $237,022  $244,808  $98,295
   Average outstanding balance during the year...  $131,850  $ 97,349  $45,395
   Weighted average interest rate for the year...       6.5%      6.9%     7.3%
   Weighted average interest rate on borrowings
    outstanding at year end......................       7.2%      7.0%     7.9%

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

   Maturities of the revolving credit facility, trust deed notes payable and senior notes payable (see Note 6 below) are as follows:

                                                                     Year Ended
                                                                    December 31,
                                                                    ------------
                                                                    (Dollars in
                                                                     thousands)
   2000............................................................   $  3,531
   2001............................................................        --
   2002............................................................        --
   2003............................................................     23,000
   2004............................................................        --
   Thereafter......................................................    298,847
                                                                      --------
                                                                      $325,378
                                                                      ========

6. Senior Notes Payable

   Senior notes payable consist of the following:

                                                September 30,   December 31,
                                                ------------- -----------------
                                                    2000        1999     1998
                                                ------------- -------- --------
                                                 (Unaudited)
                                                    (Dollars in thousands)
   10 1/2% Senior Notes due 2000...............   $    --     $    --  $ 19,637
   8 1/2% Senior Notes due 2007, net...........     99,474      99,432   99,379
   8% Senior Notes due 2008, net...............     99,455      99,415   99,366
   8 1/2% Senior Notes due 2009................    100,000     100,000      --
   9 1/2% Senior Notes due 2010................    125,000         --       --
                                                  --------    -------- --------
                                                  $423,929    $298,847 $218,382
                                                  ========    ======== ========

   In 1993, we issued $100 million principal amount of 10 1/2% Senior Notes due March 1, 2000 (the "10 1/2% Senior Notes"). Under the original terms of the 10 1/2% Senior Notes, we did not have the option to redeem these notes prior to their scheduled maturities. However, we were required to make annual mandatory sinking fund payments sufficient to retire 20 percent of the original aggregate principal amount of these notes ($20 million per year) commencing on March 1, 1997, at a redemption price of 100 percent of the principal amount, with the balance of the notes to be retired on March 1, 2000. We made two $20 million sinking fund payments on the 10 1/2% Senior Notes in March 1997 and 1998. In May 1998, we repurchased and retired approximately $7.7 million of our 10 1/2% Senior Notes due 2000 through a series of open market purchases. In addition, on September 30, 1998, we completed a tender offer and consent solicitation for a portion of our 10 1/2% Senior Notes due 2000. In connection with this tender offer, we repurchased and retired approximately $31.5 million of our 10 1/2% Senior Notes. With the successful completion of the consent solicitation, certain restrictive financial covenants were modified or eliminated under the indenture. In aggregate, we incurred an after tax extraordinary charge for the early extinguishment of debt, including transaction costs, of approximately $1.3 million for the year ended December 31, 1998. On March 1, 1999, we repaid the balance of the 10 1/2% Senior Notes outstanding ($19.6 million) under the annual sinking fund payment provision of the indenture.

   In June 1997, we issued $100 million of 8 1/2% Senior Notes due June 15, 2007 (the "8 1/2% Senior Notes"). The 8 1/2% Senior Notes were issued at a discount to yield approximately 8.6 percent and have been reflected net of the unamortized discount in the accompanying consolidated balance sheets. Interest is due and payable on June 15 and December 15 of each year until maturity. These notes are redeemable at our option, in whole or in part, commencing June 15, 2002 at a price of 104.25 percent of par value, with the call price reducing ratably to par on June 15, 2005. Net proceeds after offering expenses were approximately $96.9 million.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

   In February 1998, we issued $100 million of 8% Senior Notes due February 15, 2008 (the "8% Senior Notes"). The 8% Senior Notes were issued at a discount to yield approximately 8.1 percent. Interest is due and payable on February 15 and August 15 of each year until maturity. These notes are redeemable at our option, in whole or in part, commencing February 15, 2003 at
104.00 percent of par, with the call price reducing ratably to par on February 15, 2006. Net proceeds after offering expenses were approximately $97.3 million.

   In April 1999, we issued $100 million of 8 1/2% Senior Notes which mature April 1, 2009 (the "8 1/2% Senior Notes due 2009"). The 8 1/2% Senior Notes due 2009 were issued at par with interest due and payable on April 1 and October 1 of each year until maturity. The 8 1/2% Senior Notes due 2009 are redeemable at our option, in whole or in part, commencing April 1, 2004 at
104.25 percent of par, with the call price reducing ratably to par on April 1, 2007. Net proceeds after underwriting expenses were approximately $98.3 million and were used to repay a portion of the balance outstanding under our revolving credit facility.

   Both 8 1/2% Senior Note issuances and the 8% Senior Notes (the "Notes") are senior unsecured obligations and rank equally with our other existing senior unsecured indebtedness. We will, under certain circumstances, be obligated to make an offer to purchase a portion of the Notes in the event of our failure to maintain a minimum consolidated net worth (other than with respect to the 8 1/2% Senior Notes due 2009) and in the event of certain asset sales. In addition, the Notes contain other restrictive covenants which, among other things, impose certain limitations on our ability to (1) incur additional indebtedness, (2) create liens, (3) make restricted payments, and (4) sell assets. In addition, upon a change in control we are required to make an offer to purchase these Notes. As of December 31, 1999, we were in compliance with the covenants under the Notes.

7. Mortgage Warehouse Line of Credit

   Our financial services subsidiary maintains a revolving mortgage warehouse credit facility (the "Mortgage Warehouse Facility") with a bank to finance its mortgage loans held for sale. In May 1999, the commitment under this facility was increased from $15 million to $40 million. Borrowings under the Mortgage Warehouse Facility, which are LIBOR based and have a maturity date of May 31, 2000, are secured by the related mortgage loans held for sale. Maximum borrowings outstanding under this facility during 1999 and 1998 were $10,304,000 and $10,826,000, respectively. Average borrowings outstanding during the years ended December 31, 1999 and 1998 were $4,299,000 and $1,870,000, respectively. The weighted average interest rate of the Mortgage Warehouse Facility during the years ended December 31, 1999 and 1998 was 6.2 percent. In addition, the Mortgage Warehouse Facility requires our financial services subsidiary to comply with certain financial covenants, including, but not limited to, a minimum net worth requirement, a total liabilities to tangible net worth ratio and a minimum cash flow requirement. Family Lending was in compliance with the net worth covenant and the leverage covenant of the Mortgage Warehouse Facility as of and throughout the year ended December 31, 1999. Family Lending received a waiver from the bank for the minimum cash flow requirement through its current maturity date.

8. Disclosures about Fair Value of Financial Instruments

   The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate:

     Cash and Equivalents--The carrying amount is a reasonable estimate of fair value. These assets primarily consist of short term investments and demand deposits.

     Mortgage Notes Receivable--Mortgage notes receivable consist of first and second mortgages on single-family residences and trust deed notes receivable originated from land sales. Fair values are determined based upon discounted cash flows of the applicable instruments.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

     Mortgage Loans Held for Sale--These consist primarily of first mortgages on single-family residences. Fair value of these loans is based on quoted market prices for similar loans.

     Revolving Credit Facility and Mortgage Warehouse Line of Credit--The carrying amounts of these credit obligations approximate market value because of the frequency of repricing the borrowings (generally every 7 to 90 days).

     Trust Deed Notes Payable--These notes are primarily for purchase money deeds of trust on land acquired. As of December 31, 1999, these notes have remaining maturity dates of less than one year. The rates of interest paid on these notes approximate the current rates available for secured real estate financing with similar terms and maturities, therefore, carrying amounts approximate fair value.

     10 1/2% Senior Notes due 2000--This issue was publicly traded on the New York Stock Exchange. Consequently, the fair value of this issue was based on its quoted market price at year end.

     8 1/2% Senior Notes due 2007--This issue is publicly traded on the New York Stock Exchange. As a result, the fair value of this issue was based on its quoted market price at year end.

     8% Senior Notes due 2008--This issue is publicly traded over the counter and its fair value was based upon the value of its last trade at year end.

     8 1/2% Senior Notes due 2009--This issue is also publicly traded over the counter and its fair value was based upon the value of its last trade at year end.

   The estimated fair values of financial instruments from continuing operations are as follows:

                                                      At December 31,
                                             ----------------------------------
                                                   1999             1998
                                             ---------------- -----------------
                                             Carrying  Fair   Carrying   Fair
                                              Amount   Value   Amount   Value
                                             -------- ------- -------- --------
                                                   (Dollars in thousands)
   Financial assets:
     Homebuilding:
       Cash and equivalents................. $  2,865 $ 2,865 $ 13,413 $ 13,413
       Mortgage notes receivable............    4,530   3,969    5,061    4,827
     Financial services:
       Cash and equivalents.................      313     313    1,651    1,651
       Mortgage loans held for sale.........   17,554  18,192   19,341   20,314
   Financial liabilities:
     Homebuilding:
       Revolving credit facility............ $ 23,000 $23,000 $204,900 $204,900
       Trust deed notes payable.............    3,531   3,531   21,187   21,187
       10 1/2% Senior Notes due 2000........      --      --    19,637   20,054
       8 1/2% Senior Notes due 2007.........   99,432  92,500   99,379  100,375
       8% Senior Notes due 2008.............   99,415  90,250   99,366   97,890
       8 1/2% Senior Notes due 2009.........  100,000  92,750      --       --
     Financial services:
       Mortgage warehouse line of credit....   10,304  10,304   10,826   10,826

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

9. Commitments and Contingencies

   We lease office facilities under noncancelable operating leases. Future minimum rental payments on operating leases, net of related subleases, having an initial term in excess of one year as of December 31, 1999 are as follows:

                                                        Year Ended December 31,
                                                        -----------------------
                                                        (Dollars in thousands)
   2000................................................         $ 2,251
   2001................................................           2,257
   2002................................................           1,676
   2003................................................           1,433
   2004................................................           1,299
   Thereafter..........................................           4,646
                                                                -------
     Subtotal..........................................          13,562
   Less--Sublease income...............................            (833)
                                                                -------
     Net rental obligations............................         $12,729
                                                                =======

   Rent expense from continuing operations under noncancelable operating leases, net of sublease income, for the three years ended December 31, 1999 was approximately $1,065,000, $838,000 and $397,000, respectively.

   We are subject to the usual obligations associated with entering into contracts for the purchase of land and improved homesites. Land purchase and option contracts for the purchase of land typically allow us the ability to acquire portions of properties when we are ready to build homes thereon. Purchase of properties under these contracts is generally contingent upon satisfaction of certain requirements by us and the sellers.

   Mortgage loans in process for which interest rates were committed to borrowers totaled approximately $1.3 million at December 31, 1999 and carried a weighted average interest rate of approximately 7.6 percent. Interest rate risks related to these obligations are generally mitigated by Family Lending preselling the loans to its investors.

   We are party to claims and litigation proceedings arising in the normal course of business. Although the legal responsibility and financial impact with respect to certain claims and litigation cannot presently be ascertained, we do not believe that these matters will result in us making a payment of monetary damages that, in the aggregate, would have a material impact on our financial position, results of operations or liquidity. It is possible that the reserves provided for by us with respect to such claims and litigation could change in the near term.

10. Income Taxes

   The provision for income taxes for continuing operations includes the following components:

                                                      Year Ended December 31,
                                                      ------------------------
                                                       1999     1998    1997
                                                      -------  ------- -------
                                                      (Dollars in thousands)
   Current:
     Federal......................................... $40,891  $24,940 $12,909
     State...........................................   9,136    4,160   3,471
                                                      -------  ------- -------
                                                       50,027   29,100  16,380
                                                      -------  ------- -------
   Deferred:
     Federal.........................................  (3,272)   3,931     535
     State...........................................    (263)     459     155
                                                      -------  ------- -------
                                                       (3,535)   4,390     690
                                                      -------  ------- -------
   Provision for income taxes for continuing
    operations and before extraordinary charge....... $46,492  $33,490 $17,070
                                                      =======  ======= =======

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

   The components of our deferred income tax asset (liability) from continuing operations is as follows:

                                                         At December 31,
                                                     ------------------------
                                                        1999         1998
                                                     -----------  -----------
                                                     (Dollars in thousands)
   Inventory adjustments............................ $     1,391  $     2,663
   Financial accruals...............................      10,756        8,628
   State income taxes...............................       2,855        2,115
   Nondeductible purchase price.....................      (2,568)      (2,747)
   Amortization of excess of cost over net assets
    acquired........................................         165           27
   Other............................................         139           98
                                                     -----------  -----------
                                                         $12,738  $    10,784
                                                     ===========  ===========

   At December 31, 1999, we had a consolidated net deferred tax asset of approximately $12.7 million. A significant portion of this asset's realization is dependent upon our ability to generate sufficient taxable income in future years. Although realization is not assured, management believes it is more likely than not that the net deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced or if tax rates are lowered.

   The effective tax rate differs from the Federal statutory rate of 35 percent due to the following items:

                                                    Year Ended December 31,
                                                    --------------------------
                                                      1999     1998     1997
                                                    --------  -------  -------
                                                     (Dollars in thousands)
Financial income from continuing operations before
 income taxes and extraordinary charge............  $114,063  $80,894  $41,046
                                                    ========  =======  =======
Provision for income taxes at statutory rate......  $ 39,922  $28,313  $14,366
Increases (decreases) in tax resulting from:
  State income taxes..............................     5,976    4,648    2,481
  Nondeductible amortization of excess of cost
   over net assets acquired.......................       394      399      100
  Other...........................................       200      130      123
                                                    --------  -------  -------
Provision for income taxes for continuing
 operations and before extraordinary charge.......  $ 46,492  $33,490  $17,070
                                                    ========  =======  =======
Effective tax rate for continuing operations......      40.8%    41.4%    41.6%
                                                    ========  =======  =======

11. Stock Option Plan

   In 1991, we adopted the 1991 Employee Stock Incentive Plan (the "Plan") pursuant to which officers, directors and employees are eligible to receive options to purchase shares of common stock. Under the Plan the maximum number of shares of stock that may be issued is one million. On May 13, 1997, our shareholders approved the 1997 Stock Incentive Plan (the "1997 Plan"). Under the 1997 Plan, the maximum number of shares of stock that may be issued is two million.

   Options are typically granted to purchase shares at prices equal to the fair market value of the shares at the date of grant. The options typically vest over a one to four year period and are generally exercisable for a 10 year period. When the options are exercised, the proceeds are credited to equity along with the related income tax benefits, if any.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

   The following is a summary of the transactions relating to the two respective Plans for the years ended December 31, 1999, 1998 and 1997:

                                 1999                1998                1997
                          ------------------- ------------------- -------------------
                                     Weighted            Weighted            Weighted
                                     Average             Average             Average
                                     Exercise            Exercise            Exercise
                           Options    Price    Options    Price    Options    Price
                          ---------  -------- ---------  -------- ---------  --------
Options outstanding,
 beginning of year......  2,188,990   $11.55    958,990   $ 7.99    928,590   $6.30
Granted.................    358,000    11.46  1,382,500    13.50    343,000   10.70
Exercised...............    (33,000)    7.42   (131,500)    5.86   (292,100)   5.81
Canceled................    (87,000)   13.29    (21,000)   12.57    (20,500)   7.83
                          ---------   ------  ---------   ------  ---------   -----
Options outstanding, end
 of year................  2,426,990   $11.53  2,188,990   $11.55    958,990   $7.99
                          =========   ======  =========   ======  =========   =====
Options exercisable at
 end of year............    770,991             450,490             360,990
                          =========           =========           =========
Options available for
 future grant...........     53,275             323,775           1,685,275
                          =========           =========           =========

   The following information is provided pursuant to the requirements of Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123).

   The fair value of each option granted during the three years in the period ended December 31, 1999 is estimated using the Black--Scholes option-pricing model on the date of grant using the following weighted average assumptions:

                                                       1999     1998     1997
                                                      -------  -------  -------
   Dividend yield....................................    1.75%    1.52%    1.31%
   Expected volatility...............................   44.65%   40.99%   43.80%
   Risk-free interest rate...........................    5.95%    5.18%    6.17%
   Expected life..................................... 5 years  5 years  5 years

   The 2,426,990 options outstanding as of December 31, 1999 have exercise prices between $5.38 and $17.63, with a weighted average exercise price of $11.53 and a weighted average remaining contractual life of 8.02 years. As of December 31, 1999, 770,991 of these options are exercisable with a weighted average exercise price of $10.57. The weighted average fair value of options granted during the years ended December 31, 1999, 1998 and 1997 was $4.68, $5.35 and $6.55, respectively.

   During the years ended December 31, 1999, 1998 and 1997, no compensation expense was recognized related to the stock options granted, however, had compensation expense been determined consistent with FAS 123 for 1999, 1998 and 1997 grants under the stock-based compensation plan, net income and diluted net income per share for the years ended December 31, 1999, 1998 and 1997 would approximate the pro forma amounts below:

                                         Year Ended December 31,
                            --------------------------------------------------
                                  1999             1998             1997
                            ---------------- ---------------- ----------------
                               As      Pro      As      Pro      As      Pro
                            Reported  Forma  Reported  Forma  Reported  Forma
                            -------- ------- -------- ------- -------- -------
                             (Dollars in thousands, except per share amounts)
   Net income.............. $68,030  $65,614 $45,877  $44,210 $27,326  $27,100
   Diluted net income per
    common share........... $  2.28  $  2.20 $  1.53  $  1.47 $  0.92  $  0.91

   The effects of applying FAS 123 in this pro forma disclosure are not indicative of future amounts.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

12. Stockholder Rights Plan and Common Stock Repurchase Plan

   Standard Pacific has a stockholder rights agreement (the "Agreement") in place. Under the Agreement, one right is granted for each share of outstanding common stock. Each right entitles the holder, in certain takeover situations, as defined, and after paying the exercise price (currently $40), to purchase common stock having a market value equal to two times the exercise price. Also, if we merge into another corporation, or if 50 percent or more of our assets are sold, the rightholders may be entitled, upon payment of the exercise price, to buy common shares of the acquiring corporation at a 50 percent discount from the then current market value. In either situation, these rights are not available to the acquiring party. However, these exercise features will not be activated if the acquiring party makes an offer to acquire all of our outstanding shares at a price which is judged by the Board of Directors to be fair to all of our stockholders. The rights may be redeemed by Standard Pacific's Board of Directors under certain circumstances at the rate of $.01 per right. The rights will expire on December 31, 2001, unless earlier redeemed or exchanged.

   In July 1995, the Board of Directors authorized the repurchase of up to $10 million of our common stock. In January 1997, the Board increased the repurchase limit to $20 million, which was subsequently increased to $25 million in October 1999. For the year ended December 31, 1999, Standard Pacific repurchased 453,800 shares of common stock for an aggregate price of approximately $5.2 million. Since the inception of the stock repurchase program and through the year ended December 31, 1999, Standard Pacific has repurchased approximately 1.9 million shares of common stock for approximately $14.9 million, leaving a balance of approximately $10.1 million available for future repurchases.

13. Discontinued Operations

   In May 1997, the Board of Directors adopted a plan of disposition (the "Plan") for our savings and loan subsidiary ("Savings"). Pursuant to the Plan, we sold substantially all of Savings' mortgage loan portfolio in June 1997. The proceeds from the sale of the mortgages were used to pay off substantially all of the outstanding balances of Federal Home Loan Bank advances with the remaining amount temporarily invested until the savings deposits were sold along with Savings' remaining assets. The gain generated from the sale of this mortgage loan portfolio, net of related expenses, was not material. In August 1998, we entered into a definitive agreement to sell the remainder of Savings' business, including Savings' charter, which closed in May 1999. An after tax net gain of $618,000, or $0.02 per diluted share, has been reflected in the accompanying consolidated statements of income. Proceeds from the sale of Savings were approximately $8.8 million before transaction and other related costs. Savings has been accounted for as a discontinued operation and the results of its operations and net assets have been segregated in the accompanying consolidated financial statements.

   Interest income from Savings aggregated $1,256,000, $3,451,000 and $12,395,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

   In December 1997, we sold all of the outstanding stock of Panel Concepts, Inc. ("Panel") to a third party. A net gain of approximately $3.3 million, or $.11 per diluted share, has been reflected in the accompanying consolidated statements of income. Proceeds from the sale of Panel were approximately $9.5 million before transaction and other related costs. In addition, certain non-operating assets of Panel totaling approximately $9 million were distributed to us prior to the closing. Panel has also been accounted for as a discontinued operation and, accordingly, the results of its operations have been segregated in the accompanying consolidated statements of income. In addition, since the sale of Panel was completed before the end of 1997, there are no assets or liabilities included in the accompanying consolidated balance sheets.

   Product sales from Panel totaled $19,689,000 for the year ended December 31, 1997.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

   The components of net assets of discontinued operations, all of which relates to Savings, included in the consolidated balance sheet at December 31, 1998 are as follows:

                                                                 At December 31,
                                                                      1998
                                                                 ---------------
                                                                   (Dollars in
                                                                   thousands)
Assets:
 Cash and equivalents...........................................     $38,130
 Investment securities available for sale.......................      15,649
 Accrued interest receivable....................................         244
 Property and equipment, net....................................          62
 Deferred income taxes..........................................         274
 Investment in FHLB stock.......................................       8,971
 Other assets...................................................          73
                                                                     -------
 Total assets--discontinued operation...........................     $63,403
                                                                     -------
 Liabilities:
 Savings accounts...............................................     $53,878
 Accounts payable and accrued expenses..........................       1,478
                                                                     -------
 Total liabilities--discontinued operation......................      55,356
                                                                     -------
 Net assets of discontinued operation...........................     $ 8,047
                                                                     =======

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

14. Results of Quarterly Operations (Unaudited)

                             First     Second    Third     Fourth
                            Quarter   Quarter   Quarter   Quarter    Total(1)
                            --------  --------  --------  --------  ----------
                               (Dollars in thousands, except per share
                                               amounts)
1999:
  Revenues................. $214,480  $309,179  $297,089  $378,083  $1,198,831
  Income from continuing
   operations before income
   taxes and extraordinary
   charge..................   23,579    27,577    27,479    35,428     114,063
  Income (loss) from
   discontinued operation,
   net of income taxes.....      (77)      (83)      --        --         (159)
  Gain on disposal of
   discontinued operation,
   net of income taxes.....      --        618       --        --          618
  Net income...............   13,794    16,775    16,181    21,280      68,030


  Diluted Net Income Per
   Share:
   Income per share from
    continuing operations.. $   0.46  $   0.54  $   0.54  $   0.72  $     2.27
   Income (loss) per share
    from discontinued
    operation..............    (0.00)    (0.00)      --        --        (0.01)
   Gain on disposal of
    discontinued
    operation..............      --       0.02       --        --         0.02
                            --------  --------  --------  --------  ----------
   Net income per share.... $   0.46  $   0.56  $   0.54  $   0.72  $     2.28
                            ========  ========  ========  ========  ==========
1998:
  Revenues................. $ 96,911  $153,141  $194,130  $315,431  $  759,612
  Income from continuing
   operations before income
   taxes and extraordinary
   charge..................    8,325    17,340    19,649    35,579      80,894
  Income (loss) from
   discontinued operation,
   net of income taxes.....      (65)      (42)      (36)      (56)       (199)
  Extraordinary charge from
   early extinguishment of
   debt, net of income
   taxes...................      --       (222)   (1,106)      --       (1,328)
  Net income...............    4,768     9,915    10,370    20,823      45,877
  Diluted Net Income Per
   Share:
   Income per share from
    continuing operations.. $   0.16  $   0.34  $   0.38  $   0.70  $     1.58
   Income (loss) per share
    from discontinued
    operation..............    (0.00)    (0.00)    (0.00)    (0.00)      (0.01)
   Extraordinary charge
    from early
    extinguishment of
    debt...................      --      (0.01)    (0.04)      --        (0.04)
                            --------  --------  --------  --------  ----------
   Net income per share.... $   0.16  $   0.33  $   0.34  $   0.70  $     1.53
                            ========  ========  ========  ========  ==========


--------
(1) Some amounts do not add across due to rounding differences in quarterly amounts.

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

15. Supplemental Guarantor Information

   The condensed consolidating financial information set forth below is being provided in the event that we elect to issue publicly-traded indebtedness guaranteed by our wholly owned subsidiaries. As used below, the term "Potential Guarantor Subsidiaries" means all of our existing wholly owned subsidiaries. The term "Non-Guarantor Subsidiaries" means our former savings and loan subsidiary for each of the three years in the period ended December 31, 1999 and for the nine month period ended September 30, 1999, and our former office furniture subsidiary during the year ended December 31, 1997. Investments in subsidiaries are presented using the equity method of accounting.

                     Condensed Consolidating Balance Sheet
                              September 30, 2000

                                  (Unaudited)

                                        Potential
                           Standard     Guarantor   Non-Guarantor Intercompany
                         Pacific Corp. Subsidiaries Subsidiaries  Eliminations   Total
                         ------------- ------------ ------------- ------------ ----------
                                              (Dollars in thousands)
         ASSETS
Homebuilding:
 Cash and equivalents...  $    2,307     $     17       $ --       $     --    $    2,324
 Other notes and
  accounts receivable,
  net...................       7,817       16,383         --             --        24,200
 Mortgage notes
  receivable and
  accrued interest......       1,256           94         --             --         1,350
 Investments in and
  advances to (from)
  subsidiaries..........     323,343     (139,412)                  (183,931)         --
 Inventories............     626,845      279,860         --             --       906,705
 Investments in and
  advances to
  unconsolidated joint
  ventures..............      65,798       32,874         --             --        98,672
 Property and
  equipment, net........       3,865        1,052         --             --         4,917
 Deferred income
  taxes.................      13,507          --          --             309       13,816
 Other assets...........      12,448        2,578         --             --        15,026
 Excess of cost over
  net assets acquired,
  net...................       3,914       13,522         --             --        17,436
                          ----------     --------       -----      ---------   ----------
                           1,061,100      206,968         --        (183,622)   1,084,446
                          ----------     --------       -----      ---------   ----------
Financial Services:
 Cash and equivalents...         --           558         --             --           558
 Mortgage loans held
  for sale..............         --        21,482         --             --        21,482
 Advances to (from)
  Parent................         --         4,592         --          (4,592)         --
 Other assets...........         --           876         --             --           876
                          ----------     --------       -----      ---------   ----------
                                 --        27,508         --          (4,592)      22,916
                          ----------     --------       -----      ---------   ----------
   Total Assets.........  $1,061,100     $234,476       $ --       $(188,214)  $1,107,362
                          ==========     ========       =====      =========   ==========
    LIABILITIES AND
  STOCKHOLDERS' EQUITY
Homebuilding:
 Accounts payable.......  $   42,620     $ 17,618       $ --       $     --    $   60,238
 Accrued liabilities....      72,337       12,269         --            (983)      83,623
 Revolving credit
  facility..............      76,800          --          --             --        76,800
 Trust deed notes
  payable...............         --           349         --             --           349
 Senior notes payable...     423,929          --          --             --       423,929
                          ----------     --------       -----      ---------   ----------
                             615,686       30,236         --            (983)     644,939
                          ----------     --------       -----      ---------   ----------
Financial Services:
 Accounts payable and
  accrued liabilities...         --           350         --             --           350
 Mortgage warehouse
  line of credit........         --        16,659         --             --        16,659
                          ----------     --------       -----      ---------   ----------
                                 --        17,009         --             --        17,009
                          ----------     --------       -----      ---------   ----------
Total Stockholders'
 Equity                      445,414      187,231         --        (187,231)     445,414
                          ----------     --------       -----      ---------   ----------
 Total Liabilities and
  Stockholders'
  Equity................  $1,061,100     $234,476       $ --       $(188,214)  $1,107,362
                          ==========     ========       =====      =========   ==========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                     Condensed Consolidating Balance Sheet
                               December 31, 1999

                                        Potential
                           Standard     Guarantor   Non-Guarantor Intercompany
                         Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                         ------------- ------------ ------------- ------------ --------
                                             (Dollars in thousands)
         ASSETS
Homebuilding:
  Cash and equivalents..   $  2,856      $      9       $ --       $     --    $  2,865
  Other notes and
   accounts receivable,
   net..................      5,086         5,403         --             --      10,489
  Mortgage notes
   receivable and
   accrued interest.....      4,407           123         --             --       4,530
  Investments in and
   advances to (from)
   subsidiaries.........    195,504       (77,861)        --        (117,643)       --
  Inventories...........    533,615       165,874         --             --     699,489
  Investments in and
   advances to
   unconsolidated joint
   ventures.............     30,234        18,882         --             --      49,116
  Property and
   equipment, net.......      1,896           760         --             --       2,656
  Deferred income
   taxes................     12,438            --         --             300     12,738
  Other assets..........     12,341         1,009         --             --      13,350
  Excess of cost over
   net assets acquired,
   net..................      4,648        10,667         --             --      15,315
                           --------      --------       -----      ---------   --------
                            803,025       124,866         --        (117,343)   810,548
                           --------      --------       -----      ---------   --------
Financial Services:
  Cash and equivalents..        --            313         --             --         313
  Mortgage loans held
   for sale.............        --         17,554         --             --      17,554
  Advances to (from)
   Parent...............        --          2,561         --          (2,561)       --
  Other assets..........        --          1,553         --             --       1,553
                           --------      --------       -----      ---------   --------
                                --         21,981         --          (2,561)    19,420
                           --------      --------       -----      ---------   --------
    Total Assets........   $803,025      $146,847       $ --       $(119,904)  $829,968
                           ========      ========       =====      =========   ========
    LIABILITIES AND
  STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable......   $ 33,712      $  8,632       $ --       $      --   $ 42,344
  Accrued liabilities...     63,211         6,837         --            (611)    69,437
  Revolving credit
   facility.............     23,000            --         --              --     23,000
  Trust deed notes
   payable..............      2,370         1,161         --              --      3,531
  Senior notes payable..    298,847            --         --              --    298,847
                           --------      --------       -----      ---------   --------
                            421,140        16,630         --            (611)   437,159
                           --------      --------       -----      ---------   --------
Financial Services:
  Accounts payable and
   accrued liabilities..        --            620         --             --         620
  Mortgage warehouse
   line of credit.......        --         10,304         --             --      10,304
                           --------      --------       -----      ---------   --------
                                --         10,924         --             --      10,924
                           --------      --------       -----      ---------   --------
Total Stockholders'
 Equity                     381,885       119,293         --        (119,293)   381,885
                           --------      --------       -----      ---------   --------
    Total Liabilities
     and Stockholders'
     Equity.............   $803,025      $146,847       $ --       $(119,904)  $829,968
                           ========      ========       =====      =========   ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                     Condensed Consolidating Balance Sheet
                               December 31, 1998

                                        Potential
                           Standard     Guarantor   Non-Guarantor Intercompany
                         Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                         ------------- ------------ ------------- ------------ --------
                                             (Dollars in thousands)
         ASSETS

Homebuilding:
  Cash and equivalents..   $ 13,402     $      11      $  --        $    --    $ 13,413
  Other notes and
   accounts receivable,
   net..................     20,471         4,808         --             --      25,279
  Mortgage notes
   receivable and
   accrued interest.....      4,888           173         --             --       5,061
  Investments in and
   advances to (from)
   subsidiaries.........    172,211      (127,469)                   (44,742)       --
  Inventories...........    586,203       127,243         --             --     713,446
  Investments in and
   advances to
   unconsolidated joint
   ventures.............     15,309        23,096         --             --      38,405
  Property and
   equipment, net.......      2,688           824         --             --       3,512
  Deferred income
   taxes................     10,784           --          --             --      10,784
  Other assets..........      7,787           423         --             --       8,210
  Excess of cost over
   net assets acquired,
   net..................      5,627        11,666         --             --      17,293
                           --------     ---------      ------       --------   --------
                            839,370        40,775         --         (44,742)   835,403
                           --------     ---------      ------       --------   --------
Financial Services:
  Cash and equivalents..        --          1,651         --             --       1,651
  Mortgage loans held
   for sale.............        --         19,341         --             --      19,341
  Advances to (from)
   Parent...............        --            --          --             --         --
  Other assets..........        --          1,920         --             --       1,920
                           --------     ---------      ------       --------   --------
                                --         22,912         --             --      22,912
                           --------     ---------      ------       --------   --------
Net assets of
 discontinued
 operation..............        --            --        8,047            --       8,047
                           --------     ---------      ------       --------   --------
    Total Assets........   $839,370     $  63,687      $8,047       $(44,742)  $866,362
                           ========     =========      ======       ========   ========

Homebuilding:
  Accounts payable......   $ 14,188     $   7,827      $  --        $    --    $ 22,015
  Accrued liabilities...     57,195         6,582         --             --      63,777
  Revolving credit
   facility.............    204,900           --          --             --     204,900
  Trust deed notes
   payable..............     20,026         1,161         --             --      21,187
  Senior notes payable..    218,382           --          --             --     218,382
                           --------     ---------      ------       --------   --------
                            514,691        15,570         --             --     530,261
                           --------     ---------      ------       --------   --------

    LIABILITIES AND
  STOCKHOLDERS' EQUITY

Financial Services:
  Accounts payable and
   accrued liabilities..        --            596         --             --         596
  Mortgage warehouse
   line of credit.......        --         10,826         --             --      10,826
                           --------     ---------      ------       --------   --------
                                --         11,422         --             --      11,422
                           --------     ---------      ------       --------   --------
Total Stockholders'
 Equity.................    324,679        36,695       8,047        (44,742)   324,679
                           --------     ---------      ------       --------   --------
  Total Liabilities and
   Stockholders'
   Equity...............   $839,370     $  63,687      $8,047       $(44,742)  $866,362
                           ========     =========      ======       ========   ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                    Condensed Consolidating Income Statement
                      Nine Months Ended September 30, 2000

                                  (Unaudited)

                                        Potential
                           Standard     Guarantor   Non-Guarantor Intercompany
                         Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                         ------------- ------------ ------------- ------------ --------
                                             (Dollars in thousands)
Homebuilding:
  Revenues..............   $601,220      $216,593       $ --         $ --      $817,813
  Cost of sales.........    479,627       179,176         --           --       658,803
                           --------      --------       -----        -----     --------
    Gross margin........    121,593        37,417         --           --       159,010
                           --------      --------       -----        -----     --------
  Selling, general and
   administrative
   expenses.............     46,088        22,156         --          (165)      68,079
  Income from
   unconsolidated joint
   ventures.............         43        11,494         --           --        11,537
  Interest expense......      2,080           422         --           --         2,502
  Amortization of excess
   of cost over net
   assets acquired......        734           780         --           --         1,514
  Other income..........        102            55         --           --           157
                           --------      --------       -----        -----     --------
    Homebuilding pretax
     income.............     72,836        25,608         --           165       98,609
                           --------      --------       -----        -----     --------
Financial Services:
  Revenues..............        --          1,769         --           --         1,769
  Income from
   unconsolidated joint
   venture..............        --            515         --           --           515
  Other income
   (expense)............       (204)          574         --          (165)         205
  Expenses..............        --          2,872         --           --         2,872
                           --------      --------       -----        -----     --------
    Financial services
     pretax income
     (loss).............       (204)          (14)        --          (165)        (383)
                           --------      --------       -----        -----     --------
Income before income
 taxes..................     72,632        25,594         --           --        98,226
Provision for income
 taxes..................    (28,931)      (10,195)        --           --       (39,126)
                           --------      --------       -----        -----     --------
Net Income..............   $ 43,701      $ 15,399       $ --         $ --      $ 59,100
                           ========      ========       =====        =====     ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                    Condensed Consolidating Income Statement
                      Nine Months Ended September 30, 1999

                                  (Unaudited)

                          Standard   Potential       Non-
                          Pacific    Guarantor    Guarantor   Intercompany
                           Corp.    Subsidiaries Subsidiaries Eliminations  Total
                          --------  ------------ ------------ ------------ --------
                                           (Dollars in thousands)

Homebuilding:
  Revenues..............  $634,315    $186,433      $ --          $--      $820,748
  Cost of sales.........   521,329     153,560        --           --       674,889
                          --------    --------      -----         ----     --------
    Gross margin........   112,986      32,873        --           --       145,859
                          --------    --------      -----         ----     --------
  Selling, general and
   administrative
   expenses.............    51,127      18,896        --           (96)      69,927
  Income from
   unconsolidated joint
   ventures.............         6       5,142        --           --         5,148
  Interest expense......       932          95        --           --         1,027
  Amortization of excess
   of cost over net
   assets acquired......       734         750        --           --         1,484
  Other income..........        12          72        --           --            84
                          --------    --------      -----         ----     --------
    Homebuilding pretax
     income.............    60,211      18,346        --            96       78,653
                          --------    --------      -----         ----     --------

Financial Services:
  Revenues..............       --        1,616        --           --         1,616
  Income from
   unconsolidated joint
   venture..............        (8)        583        --           --           575
  Other income..........       (43)        182        --           (96)          43
  Expenses..............       --        2,253        --           --         2,253
                          --------    --------      -----         ----     --------
    Financial services
     pretax income
     (loss).............       (51)        128        --           (96)         (19)
                          --------    --------      -----         ----     --------
Income from continuing
 operations before
 income taxes...........    60,160      18,474        --           --        78,634
Provision for income
 taxes..................   (24,744)     (7,599)       --           --       (32,343)
                          --------    --------      -----         ----     --------
Income from continuing
 operations.............    35,416      10,875        --           --        46,291
Income (loss) from
 discontinued operation,
 net of income taxes....       --          --        (159)         --          (159)
Gain on disposal of
 discontinued operation,
 net of income taxes....       618         --         --           --           618
                          --------    --------      -----         ----     --------
Net Income..............  $ 36,034    $ 10,875      $(159)        $--      $ 46,750
                          ========    ========      =====         ====     ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                    Condensed Consolidating Income Statement
                          Year Ended December 31, 1999

                                         Potential
                            Standard     Guarantor   Non-Guarantor Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries  Eliminations   Total
                          ------------- ------------ ------------- ------------ ----------
                                               (Dollars in thousands)

Homebuilding:
  Revenues..............    $951,981      $246,850       $ --         $ --      $1,198,831
  Cost of sales.........     783,646       203,147         --           --         986,793
                            --------      --------       -----        -----     ----------
    Gross margin........     168,335        43,703         --           --         212,038
                            --------      --------       -----        -----     ----------
  Selling, general and
   administrative
   expenses.............      74,964        25,152         --          (145)        99,971
  Income from
   unconsolidated joint
   ventures.............           7         6,194         --           --           6,201
  Interest expense......       1,372           147         --           --           1,519
  Amortization of excess
   of cost over net
   assets acquired......         979         1,000         --           --           1,979
  Other income..........        (818)          106         --           --            (712)
                            --------      --------       -----        -----     ----------
    Homebuilding pretax
     income.............      90,209        23,704         --           145        114,058
                            --------      --------       -----        -----     ----------

Financial Services:
  Revenues..............         --          2,257         --           --           2,257
  Income from
   unconsolidated joint
   venture..............         (10)          793         --           --             783
  Other income..........        (105)          355         --          (145)           105
  Expenses..............         --          3,140         --           --           3,140
                            --------      --------       -----        -----     ----------
    Financial services
     pretax income
     (loss).............        (115)          265         --          (145)             5
                            --------      --------       -----        -----     ----------
Income from continuing
 operations before
 income taxes...........      90,094        23,969         --           --         114,063
Provision for income
 taxes..................     (37,021)       (9,471)        --           --         (46,492)
                            --------      --------       -----        -----     ----------
Income from continuing
 operations.............      53,073        14,498         --           --          67,571
Income (loss) from
 discontinued operation,
 net of income taxes....         --            --         (159)         --            (159)
Gain on disposal of
 discontinued operation,
 net of income taxes....         618           --          --           --             618
                            --------      --------       -----        -----     ----------
Net Income..............    $ 53,691      $ 14,498       $(159)       $ --      $   68,030
                            ========      ========       =====        =====     ==========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                    Condensed Consolidating Income Statement
                          Year Ended December 31, 1998

                                         Potential
                            Standard     Guarantor   Non-Guarantor Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                          ------------- ------------ ------------- ------------ --------
                                              (Dollars in thousands)
Homebuilding:
  Revenues..............    $581,729      $177,883       $ --         $ --      $759,612
  Cost of sales.........     472,777       145,671         --           --       618,448
                            --------      --------       -----        -----     --------
    Gross margin........     108,952        32,212         --           --       141,164
                            --------      --------       -----        -----     --------
  Selling, general and
   administrative
   expenses.............      44,601        17,087         --             3       61,691
  Income from
   unconsolidated joint
   ventures.............         --          4,158         --           --         4,158
  Interest expense......       1,154            14         --           --         1,168
  Amortization of excess
   of cost over net
   assets acquired......         979           333         --           --         1,312
  Other income..........          75            93         --           --           168
                            --------      --------       -----        -----     --------
    Homebuilding pretax
     income.............      62,293        19,029         --            (3)      81,319
                            --------      --------       -----        -----     --------
Financial Services:
  Revenues..............         --          1,403         --           --         1,403
  Income from
   unconsolidated joint
   venture..............         --            --          --           --           --
  Other income..........         --             (3)        --             3          --
  Expenses..............         --          1,828         --           --         1,828
                            --------      --------       -----        -----     --------
    Financial services
     pretax income
     (loss).............         --           (428)        --             3         (425)
                            --------      --------       -----        -----     --------
Income from continuing
 operations before
 income taxes and
 extraordinary charge...      62,293        18,601         --           --        80,894
Provision for income
 taxes..................     (26,061)       (7,429)        --           --       (33,490)
                            --------      --------       -----        -----     --------
Income from continuing
 operations before
 extraordinary charge...      36,232        11,172         --           --        47,404
Income (loss) from
 discontinued operation,
 net of income taxes....         --            --         (199)         --          (199)
Gain on disposal of
 discontinued operation,
 net of income taxes....         --            --          --           --           --
Extraordinary charge
 from early
 extinguishment of debt,
 net of income taxes....      (1,328)          --          --           --        (1,328)
                            --------      --------       -----        -----     --------
Net Income..............    $ 34,904      $ 11,172       $(199)       $ --      $ 45,877
                            ========      ========       =====        =====     ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                    Condensed Consolidating Income Statement
                          Year Ended December 31, 1997

                                         Potential
                            Standard     Guarantor   Non-Guarantor Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                          ------------- ------------ ------------- ------------ --------
                                              (Dollars in thousands)
Homebuilding:
  Revenues..............    $460,154      $124,417       $ --         $ --      $584,571
  Cost of sales.........     385,843       105,033         --           --       490,876
                            --------      --------       -----        -----     --------
    Gross margin........      74,311        19,384         --           --        93,695
                            --------      --------       -----        -----     --------
  Selling, general and
   administrative
   expenses.............      41,763        10,378         --           --        52,141
  Income from
   unconsolidated joint
   ventures.............         --          3,787         --           --         3,787
  Interest expense......       3,856         1,125         --           --         4,981
  Amortization of excess
   of cost over net
   assets acquired......         245           --          --           --           245
  Other income..........         160           662         --           --           822
                            --------      --------       -----        -----     --------
    Homebuilding pretax
     income.............      28,607        12,330         --           --        40,937
                            --------      --------       -----        -----     --------
Financial Services:
  Revenues..............         --            171         --           --           171
  Income from
   unconsolidated joint
   venture..............         --            --          --           --           --
  Other income..........         --            --          --           --           --
  Expenses..............         --             62         --           --            62
                            --------      --------       -----        -----     --------
    Financial services
     pretax income
     (loss).............         --            109         --           --           109
                            --------      --------       -----        -----     --------
Income from continuing
 operations before
 income taxes...........      28,607        12,439         --           --        41,046
Provision for income
 taxes..................     (12,347)       (4,723)        --           --       (17,070)
                            --------      --------       -----        -----     --------
Income from continuing
 operations.............      16,260         7,716         --           --        23,976
Income (loss) from
 discontinued operation,
 net of income taxes....         --            --           48          --            48
Gain on disposal of
 discontinued operation,
 net of income taxes....       3,302           --          --           --         3,302
                            --------      --------       -----        -----     --------
Net Income..............    $ 19,562      $  7,716       $  48        $ --      $ 27,326
                            ========      ========       =====        =====     ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                Condensed Consolidating Statement of Cash Flows
                      Nine Months Ended September 30, 2000

                                  (Unaudited)

                                         Potential       Non-
                            Standard     Guarantor    Guarantor   Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries Eliminations   Total
                          ------------- ------------ ------------ ------------ ---------
                                              (Dollars in thousands)

Cash Flows From
 Operating Activities:
 Net cash provided by
  (used in) operating
  activities of
  continuing
  operations............    $ (67,959)    $ (2,669)    $   --       $   --     $ (70,628)
                            ---------     --------     -------      -------    ---------

Cash Flows From
 Investing Activities:
 Net cash paid for
  acquisition...........      (44,550)         --          --           --       (44,550)
 Net additions to
  property and
  equipment.............       (2,771)        (123)        --           --        (2,894)
 Investments in and
  advances to
  unconsolidated joint
  ventures..............      (50,888)     (47,774)        --           --       (98,662)
 Distributions and
  reimbursements from
  unconsolidated joint
  ventures..............        2,630       45,276         --           --        47,906
                            ---------     --------     -------      -------    ---------
 Net cash provided by
  (used in) investing
  activities............      (95,579)      (2,621)        --           --       (98,200)
                            ---------     --------     -------      -------    ---------

Cash Flows From
 Financing Activities:
 Net proceeds from
  (payments on)
  revolving credit
  facility..............       53,800          --          --           --        53,800
 Net proceeds from
  (payments on) mortgage
  warehouse line of
  credit................          --         6,355         --           --         6,355
 Proceeds from the
  issuance of senior
  notes payable.........      123,125          --          --           --       123,125
 Principal payments on
  senior notes and trust
  deed notes payable....       (2,370)        (812)        --           --        (3,182)
 Dividends paid.........       (6,932)         --          --           --        (6,932)
 Repurchase of common
  shares................       (5,386)         --          --           --        (5,386)
 Proceeds from the
  exercise of stock
  options...............          752          --          --           --           752
                            ---------     --------     -------      -------    ---------
 Net cash provided by
  (used in) financing
  activities............      162,989        5,543         --           --       168,532
                            ---------     --------     -------      -------    ---------
 Net increase (decrease)
  in cash and
  equivalents...........         (549)         253         --           --          (296)
 Cash and equivalents at
  beginning of year.....        2,856          322         --           --         3,178
                            ---------     --------     -------      -------    ---------
 Cash and equivalents at
  end of year...........    $   2,307     $    575     $   --       $   --     $   2,882
                            =========     ========     =======      =======    =========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                Condensed Consolidating Statement of Cash Flows
                      Nine Months Ended September 30, 1999

                                  (Unaudited)

                                         Potential
                            Standard     Guarantor   Non-Guarantor Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                          ------------- ------------ ------------- ------------ --------
                                              (Dollars in thousands)
Cash Flows From
 Operating Activities:
 Net cash provided by
  (used in) operating
  activities of
  continuing
  operations............    $ 33,801      $ (7,568)    $    --        $  --     $ 26,233
                            --------      --------     --------       ------    --------
Cash Flows From
 Investing Activities:
 Net additions to
  property and
  equipment.............        (688)         (108)         --           --         (796)
 Investments in and
  advances to
  unconsolidated joint
  ventures..............     (13,966)      (15,948)         --           --      (29,914)
 Distributions and
  reimbursements from
  unconsolidated joint
  ventures..............         --         28,546          --           --       28,546
 Proceeds from the sale
  of discontinued
  operations............       8,798           --           --           --        8,798
                            --------      --------     --------       ------    --------
 Net cash provided by
  (used in) investing
  activities............      (5,856)       12,490          --           --        6,634
                            --------      --------     --------       ------    --------
Cash Flows From
 Financing Activities:
 Net proceeds from
  (payments on)
  revolving credit
  facility..............     (94,200)          --           --           --      (94,200)
 Net proceeds from
  (payments on) mortgage
  warehouse line of
  credit................         --         (6,436)         --           --       (6,436)
 Proceeds from the
  issuance of senior
  notes payable.........      98,250           --           --           --       98,250
 Principal payments on
  senior notes and trust
  deed notes payable....     (37,256)          --           --           --      (37,256)
 Dividends paid.........      (4,447)          --           --           --       (4,447)
 Repurchase of common
  shares................        (267)          --           --           --         (267)
 Proceeds from the
  exercise of stock
  options...............         215           --           --           --          215
                            --------      --------     --------       ------    --------
 Net cash provided by
  (used in) financing
  activities............     (37,705)       (6,436)         --           --      (44,141)
                            --------      --------     --------       ------    --------
 Net change in cash from
  discontinued
  operations............         --            --       (38,130)         --      (38,130)
                            --------      --------     --------       ------    --------
 Net increase (decrease)
  in cash and
  equivalents...........      (9,760)       (1,514)     (38,130)         --      (49,404)
 Cash and equivalents at
  beginning of year.....      13,402         1,662       38,130          --       53,194
                            --------      --------     --------       ------    --------
 Cash and equivalents at
  end of year...........    $  3,642      $    148     $    --        $  --     $  3,790
                            ========      ========     ========       ======    ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                Condensed Consolidating Statement of Cash Flows
                          Year Ended December 31, 1999

                                         Potential
                            Standard     Guarantor   Non-Guarantor Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries  Eliminations   Total
                          ------------- ------------ ------------- ------------ ---------
                                               (Dollars in thousands)
Cash Flows From
 Operating Activities:
 Net cash provided by
  (used in) operating
  activities of
  continuing operations
  continuing
  operations............    $ 128,221     $(11,027)     $   --        $ --      $ 117,194
                            ---------     --------      -------       -----     ---------
Cash Flows From
 Investing Activities:
 Investments in and
  advances to
  unconsolidated joint
  ventures..............      (14,918)     (29,177)         --          --        (44,095)
 Distributions and
  reimbursements from
  unconsolidated joint
  ventures..............          --        39,585          --          --         39,585
 Net additions to
  property and
  equipment.............         (803)        (199)         --          --         (1,002)
 Proceeds from the sale
  of discontinued
  operations............        8,798          --           --          --          8,798
                            ---------     --------      -------       -----     ---------
 Net cash provided by
  (used in) investing
  activities............       (6,923)      10,209          --          --          3,286
                            ---------     --------      -------       -----     ---------
Cash Flows From
 Financing Activities:
 Net proceeds from
  (payments on)
  revolving credit
  facility..............     (181,900)         --           --          --       (181,900)
 Net proceeds from
  (payments on) mortgage
  warehouse line of
  credit................          --          (522)         --          --           (522)
 Proceeds from the
  issuance of senior
  notes payable.........       98,250          --           --          --         98,250
 Principal payments on
  senior notes and trust
  deed notes payable....      (37,293)         --           --          --        (37,293)
 Dividends paid.........       (5,923)         --           --          --         (5,923)
 Repurchase of common
  shares................       (5,223)         --           --          --         (5,223)
 Proceeds from the
  exercise of stock
  options...............          245          --           --          --            245
                            ---------     --------      -------       -----     ---------
 Net cash provided by
  (used in) financing
  activities............     (131,844)        (522)         --          --       (132,366)
                            ---------     --------      -------       -----     ---------
 Net change in cash from
  discontinued
  operations............          --           --       (38,130)        --        (38,130)
                            ---------     --------      -------       -----     ---------
 Net increase (decrease)
  in cash and
  equivalents...........      (10,546)      (1,340)     (38,130)        --        (50,016)
 Cash and equivalents at
  beginning of year.....       13,402        1,662       38,130         --         53,194
                            ---------     --------      -------       -----     ---------
 Cash and equivalents at
  end of year...........    $   2,856     $    322      $   --        $ --      $   3,178
                            =========     ========      =======       =====     =========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                Condensed Consolidating Statement of Cash Flows
                          Year Ended December 31, 1998

                                         Potential       Non-
                            Standard     Guarantor    Guarantor   Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries Eliminations   Total
                          ------------- ------------ ------------ ------------ ---------
                                              (Dollars in thousands)
Cash Flows From
 Operating Activities:
 Net cash provided by
  (used in) operating
  activities of
  continuing
  operations............    $(131,163)    $(8,053)     $   --       $   --     $(139,216)
                            ---------     -------      -------      -------    ---------

Cash Flows From
 Investing Activities:
 Net cash paid for
  acquisitions..........      (59,279)        --           --           --       (59,279)
 Investments in and
  advances to
  unconsolidated joint
  ventures..............       (5,867)    (10,784)         --           --       (16,651)
 Distributions and
  reimbursements from
  unconsolidated joint
  ventures..............          --        8,621          --           --         8,621
 Net additions to
  property and
  equipment.............       (1,139)       (300)         --           --        (1,439)
 Proceeds from the sale
  of discontinued
  operations............        1,087         --           --           --         1,087
                            ---------     -------      -------      -------    ---------
 Net cash provided by
  (used in) investing
  activities............      (65,198)     (2,463)         --           --       (67,661)
                            ---------     -------      -------      -------    ---------
Cash Flows From
 Financing Activities:
 Net proceeds from
  (payments on)
  revolving credit
  facility..............      185,900         --           --           --       185,900
 Net proceeds from
  (payments on) mortgage
  warehouse line of
  credit................          --       10,826          --           --        10,826
 Proceeds from the
  issuance of senior
  notes payable.........       97,571         --           --           --        97,571
 Principal payments on
  senior notes and trust
  deed notes payable....      (75,148)        --           --           --       (75,148)
 Dividends paid.........       (5,049)        --           --           --        (5,049)
 Repurchase of common
  shares................       (1,311)        --           --           --        (1,311)
 Proceeds from the
  exercise of stock
  options...............          771         --           --           --           771
                            ---------     -------      -------      -------    ---------
 Net cash provided by
  (used in) financing
  activities............      202,734      10,826          --           --       213,560
                            ---------     -------      -------      -------    ---------
 Net change in cash from
  discontinued
  operations............          --          --        (6,826)         --        (6,826)
                            ---------     -------      -------      -------    ---------
 Net increase (decrease)
  in cash and
  equivalents...........        6,373         310       (6,826)         --          (143)
 Cash and equivalents at
  beginning of year.....        7,029       1,352       44,956          --        53,337
                            ---------     -------      -------      -------    ---------
 Cash and equivalents at
  end of year...........    $  13,402     $ 1,662      $38,130      $   --     $  53,194
                            =========     =======      =======      =======    =========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

                Condensed Consolidating Statement of Cash Flows
                          Year Ended December 31, 1997

                                         Potential
                            Standard     Guarantor   Non-Guarantor Intercompany
                          Pacific Corp. Subsidiaries Subsidiaries  Eliminations  Total
                          ------------- ------------ ------------- ------------ --------
                                              (Dollars in thousands)
Cash Flows From
 Operating Activities:
 Net cash provided by
  (used in) operating
  activities of
  continuing
  operations............    $ 38,230      $ 13,468      $(3,114)      $  --     $ 48,584
                            --------      --------      -------       ------    --------
Cash Flows From
 Investing Activities:
 Net cash paid for
  acquisitions..........     (65,842)          --           --           --      (65,842)
 Investments in and
  advances to
  unconsolidated joint
  ventures..............      (9,442)      (13,156)         --           --      (22,598)
 Distributions and
  reimbursements from
  unconsolidated joint
  ventures..............         --          1,053          --           --        1,053
 Net additions to
  property and
  equipment.............      (1,206)          (58)         --           --       (1,264)
 Sale of investment
  securities............       5,329           --           --           --        5,329
 Proceeds from the sale
  of discontinued
  operations............       8,379           --           --           --        8,379
                            --------      --------      -------       ------    --------
 Net cash provided by
  (used in) investing
  activities............     (62,782)      (12,161)         --           --      (74,943)
                            --------      --------      -------       ------    --------
Cash Flows From
 Financing Activities:
 Net proceeds from
  (payments on)
  revolving credit
  facility..............     (38,300)          --           --           --      (38,300)
 Proceeds from the
  issuance of senior
  notes payable.........      96,931           --           --           --       96,931
 Principal payments on
  senior notes and trust
  deed notes payable....     (27,707)          --           --           --      (27,707)
 Dividends paid.........      (4,131)          --           --           --       (4,131)
 Repurchase of common
  shares................      (2,124)          --           --           --       (2,124)
 Proceeds from the
  exercise of stock
  options...............       1,705           --           --           --        1,705
                            --------      --------      -------       ------    --------
 Net cash provided by
  (used in) financing
  activities............      26,374           --           --           --       26,374
                            --------      --------      -------       ------    --------
 Net change in cash from
  discontinued
  operations............         --            --        37,088          --       37,088
                            --------      --------      -------       ------    --------
 Net increase (decrease)
  in cash and
  equivalents...........       1,822         1,307       33,974          --       37,103
 Cash and equivalents at
  beginning of year.....       5,207            45       10,982          --       16,234
                            --------      --------      -------       ------    --------
 Cash and equivalents at
  end of year...........    $  7,029      $  1,352      $44,956       $  --     $ 53,337
                            ========      ========      =======       ======    ========

                    STANDARD PACIFIC CORP. AND SUBSIDIARIES

16. Subsequent Events (Unaudited)

 a. Acquisition

   On August 25, 2000, we acquired The Writer Corporation, a publicly traded Denver-based homebuilder ("Writer"), for a purchase price of $3.35 per share of Writer common stock, or a total of approximately $26 million (excluding transaction costs), plus the assumption of indebtedness, which was approximately $37.5 million. The acquisition consideration was paid in a combination of cash, totaling approximately $10.2 million, and 1,159,398 shares of Standard Pacific common stock. The cash component of the acquisition was financed under our unsecured revolving credit facility. With this acquisition, we purchased or assumed the rights to acquire approximately 2,000 single-family lots located in the Denver and Fort Collins areas, which included 11 active subdivisions at the close of the transaction. In addition, we acquired a backlog of 149 pre-sold homes and retained Writer's management team and staff.

   The acquisition has been accounted for using the purchase method of accounting, and accordingly, the purchase price has been allocated to the net assets acquired based upon their estimated fair values as of the date of the acquisition. The excess of purchase price over the estimated fair value of net assets acquired totaled approximately $3.6 million. The excess purchase price has been recorded as excess of cost over net assets acquired in the accompanying consolidated balance sheet and is being amortized on a straight-line basis over 10 years. The results of operations of Writer have been included in the accompanying statements of income for the period from August 25, 2000 through September 30, 2000.

 b. 9 1/2% Senior Notes due 2010

   In September 2000, we issued $125 million of 9 1/2% Senior Notes which mature on September 15, 2010. These notes, which were issued at par, are unsecured obligations and rank equally with our other existing senior unsecured indebtedness. Interest is due and payable on March 15 and September 15 of each year until maturity. The notes are redeemable at our option, in whole or in part, commencing September 15, 2005 at 104.75 percent of par, with the call price reducing ratably to par on September 15, 2008. Net proceeds after underwriting expenses were approximately $123.1 million and were used to repay a portion of the balance outstanding under our revolving credit facility. We will, under certain circumstances, be obligated to make an offer to purchase a portion of these notes in the event of certain asset sales. In addition, these notes contain other restrictive covenants which, among other things, impose certain limitations on our ability to (1) incur additional indebtedness, (2) create liens, (3) make restricted payments, and
(4) sell assets. Also, upon a change in control we are required to make an offer to purchase these notes.

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2000

                                          STANDARD PACIFIC CORP.

                                                /s/  Clay A. Halvorsen
                                          By: _________________________________
                                                     Clay A. Halvorsen
                                              Vice President, General Counsel
                                                       and Secretary

                                 EXHIBIT INDEX

 Exhibit No. Document
 ----------- --------
  N/A